                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                  Organized Under   Pecentage
Consolidated Subsidiaries:                                                          the Laws of     Ownership
--------------------------                                                          -----------     ---------
A.H. Julius Rohde GmbH ...........................................................   Germany          100%
Atlanta & Saint Andrews Bay Railroad Co. .........................................   Florida          100%
CCA de Baja California, S.A. de C.V ..............................................   Mexico D.F.      100%
Cameo Container Corporation ......................................................   Illinois         100%
Cartomills France, S.A.R.L .......................................................   France           100%
Cartonnages Robert Delubac S.A.R.L ...............................................   France           98.8%
Cousins Leasing Corporation ......................................................   New York         100%
DST Design Service Team, GmbH ....................................................   Germany          100%
Dongguan Stone Millenium Paper & Packging Industries, Ltd. .......................   British Virgin   100%
                                                                                     Islands
Eurosave Institut fur Verpackungslogistik GmbH ...................................   Germany          100%
Eurotrend Gesellschaft GmbH ......................................................   Germany          100%
Grundstrucks-Verwaltungsgesellschaft Altona mbh ..................................   Germany           95%
IFP Institut Fur Packungssdesign GmbH ............................................   Germany          100%
IDENTITY Agent Fur Markendesign GmbH .............................................   Germany          100%
Indonesian Container Investments Corporation .....................................   British Virgin   100%
                                                                                     Islands
Industrial Cordobesa, S.A ........................................................   Spain             98%
Inversiones Stone de Argentina (BVI) Ltd .........................................   British Virgin   100%
                                                                                     Islands
Inversiones Stone de Chile (BVI) Ltd .............................................   British Virgin   100%
                                                                                     Islands
JSC Acquisition Corporation ......................................................   Delaware         100%
JSC Special Purpose Corporation ..................................................   Delaware         100%
JSC International Sales, Inc. ....................................................   Barbados         100%
JSCE, Inc. .......................................................................   Delaware         100%
Jefferson Smurfit Finance Corporation ............................................   Delaware         100%
Jefferson Smurfit Corporation (U.S.) .............................................   Delaware         100%
Leasing-Kontor fur Investitionsguter GmbH ........................................   Germany          100%
Orangeburg Trucking, Inc. ........................................................   South Carolina   100%
Packaging Unlimited, Inc. ........................................................   Delaware         100%
PT Stone Millenium Container Indonesia ...........................................   Indonesia        100%
Quingdao Stone Millenium Paper & Packaging Industries, Ltd. ......................   British Virgin   100%
                                                                                     Islands
Smurfit Newsprint Corporation ....................................................   Delaware         100%
SSJ Corporation ..................................................................   Delaware         100%
Societe Europeenne de Carton S.A.R.L .............................................   France            95%
Southwest Forest Insurance Company, Ltd. .........................................   Bermuda          100%
Speditions-Gesellschaft Visurgis mbh .............................................   Germany          100%
Ston Forestal, S.A ...............................................................   Costa Rica       100%
Ston Forestal Panama S.A .........................................................   Panama           100%
Stone Cartomills Luxembourg ......................................................   Luxembourg       100%
Stone Cartomills, S.A ............................................................   Belgium          100%
Stone Cevennes Emballages, S.A ...................................................   France           98.8%
Stone Communications Corporation .................................................   Delaware         100%
Stone Container Administradora Argentina .........................................   British Virgin   100%
                                                                                     Islands
Stone Container Asia Corporation .................................................   Delaware         100%
Stone Container Australia Pty., Ltd. .............................................   Australia        100%
Stone Container (Canada) Inc. ....................................................   Canada           100%
Stone Container de Mexico S.A. de C.V ............................................   Mexico           100%
Stone Container Finance Company of Canada ........................................   Canada           100%
Stone Container GmbH .............................................................   Germany          100%
Stone Container International Corporation ........................................   U.S. Virgin
                                                                                     Islands          100%
Stone Container Latin America Corporation ........................................   Delaware         100%
Stone Espana S.A .................................................................   Spain            100%

                                                                                 Organized Under     Pecentage
Consolidated Subsidiaries:                                                         the Laws of       Ownership
--------------------------                                                         -----------       ---------
Stone Europa Carton AG ...........................................................   Germany          100%
Stone Europapel S.A ..............................................................   Spain             98%
Stone Global, Inc. ...............................................................   Delaware         100%
Stone Graficarton S.A ............................................................   Spain            98.4%
Stone LAKI Corporation ...........................................................   British Virgin   100%
                                                                                     Islands
Stone Millennium (China) Holdings, Ltd. ..........................................   British Virgin    50%
                                                                                     Islands
Stone Papers, Inc. ...............................................................   Delaware         100%
Stone Receivables Corporation ....................................................   Delaware         100%
Stone/River House Australian Investments, Inc. ...................................   Delaware         100%
Stone Snowflake Newsprint Company ................................................   Delaware         100%
Stone Truepenny H.K. Limited .....................................................   Hong Kong        100%
Stone Truepenny International, Inc. ..............................................   British Virgin   100%
                                                                                     Islands
Stone-Ven Investments, Inc. ......................................................   Delaware         100%
Trobox Kartonnages B.V ...........................................................   Netherlands      100%
Trobox Verpakkingen B.V ..........................................................   Netherlands      100%
WWG Weser-Werstoff-Gesellschaft mbH ..............................................   Germany           51%
Wellpappenwerk Waren GmbH ........................................................   Germany          100%

Non-consolidated Entities:

Abitibi-Consolidated, Inc. .......................................................   Canada            25%
Aspamill Inc. ....................................................................   Canada            45%
Associated Paper Mills (Ontario) Limited .........................................   Canada            45%
B.C. Shipper Supplies Ltd. .......................................................   Canada            50%
Cajofe Industries S.A ............................................................   France            50%
Cartonex Bernal S.A ..............................................................   Argentina         50%
Cartonex S.A. I.C.F.Y.F ..........................................................   Argentina         50%
Cartonnages De France S.A ........................................................   France           48.8%
Corrupac S.A .....................................................................   Chile             50%
Dalton Paper Products ............................................................   Georgia           50%
Dyne-A-Pak .......................................................................   Canada            45%
Europa Carton B.V ................................................................   Netherlands       50%
Europa Carton Faltschachtel GmbH .................................................   Germany           50%
Europa Carton Holding B.V ........................................................   Netherlands       50%
FCP Robinson Cartons Ltd. ........................................................   United Kingdom    50%
Financiere Carton Papier .........................................................   France            50%
Florida Coast Paper Company, L.L.C ...............................................   Delaware          50%
Florida Coast Paper Corporation ..................................................   Delaware          50%
Florida Coast Paper Finance Corporation ..........................................   Delaware          50%
Florida Coast Paper Holding Company, L.L.C .......................................   Delaware          50%
GfA-Gesellschaft fur Altpapier und Rohstoffe .....................................   Germany          33.3%
Groupement Forestier de Champlain Inc. ...........................................   Canada            10%
Groveton Paper Board, Inc. .......................................................   New Hampshire   62.94%
ICO, Inc. ........................................................................   Canada            42%
ICP Logistiques S.A ..............................................................   France            50%
Indupa Vertriebgesellschaft mbh & Co. KG..........................................   Germany           50%
Laimbeer Packaging Company L.L.C. ................................................   Delaware          50%
MacMillan Bathurst ...............................................................   Canada            50%
MacMillan Bathurst, Inc...........................................................   Canada            50%

                                                             Organized Under   Pecentage
Non-consolidated Entitiies:                                    the Laws of     Ownership
---------------------------                                    -----------     ---------
Maritime Containers Limited ...............................   Canada              35%
Maritime Paper Products Limited ...........................   Canada              35%
ORPACK-Stone Corporation ..................................   Delaware            49%
Paroco Rohstoffvetwertung GmbH ............................   Germany             49%
Rohstoffhandel Kiel GmbH ..................................   Germany           37.5%
Rollcraft Inc. ............................................   Canada              45%
Rosenbloom Group Inc. .....................................   Canada              45%
S&G Packaging Company, L.L.C ..............................   Delaware            65%
SCI Les Chenes ............................................   France              50%
St. Germain Cartonnages S.A ...............................   France              50%
Serpac Containers Limited .................................   Canada            49.5%
Shanghai Stone Millennium Packaging & Paper Industries Ltd.   China               50%
Shiffenhaus Canada Inc. ...................................   Canada           16.66%
Smurfit/CIMIC Holdings Limited ............................   Cayman Islands    42.5%
Specialty Container .......................................   Canada              40%
Stone Container (Hong Kong) Limited .......................   Hong Kong           50%
Stone Container Japan Company, Ltd. .......................   Japan               50%
Stone MGC S.A .............................................   France              50%
Tradepak Internacional S.A. de C.V ........................   Mexico            30.8%
Tradepak International, Inc. ..............................   Delaware          35.9%
Trans-Seal Corporation ....................................   Japan               50%
Venepal S.A.C.A ...........................................   Venezuela         19.7%
Venepal-Stone Forestal S.A ................................   Venezuela         59.1%
Vertriebsgesellschaft Rohstoffhandel Kiel  GmbH ...........   Germany             50%
Weedon Holdings Ltd. ......................................   United Kingdom      40%